United States

Securities and Exchange Commission

Washington, DC 20549

Form 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2012

FEDERAL SIGNAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-6003	36-1063330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois		60523
(Address of Principal Executive Offices)		(Zip Code)

(630) 954-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 28, 2012, Federal Signal Corporation (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) a Current Report on Form 8-K (the “Initial Form 8-K”) to report, among other things, the execution of a new credit agreement providing the Company with a $100 million secured credit facility (the “Credit Agreement”), and the execution of a new financing agreement providing the Company with a $215 million term loan (the “Financing Agreement”). As a result of the completion by the Company of its disposition of the Federal Signal Technologies Group business (the “FS Tech Sale”), reported by the Company in a Current Report on Form 8-K filed with the Commission on September 7, 2012, the Company filed an amended Confidential Treatment Request dated September 21, 2012 with the Commission which narrowed the scope of the original request for confidential treatment of certain portions of the Credit Agreement and the Financing Agreement, included as Exhibit 10.1 and Exhibit 10.2 to the Initial Form 8-K, respectively.

This Form 8-K/A is being filed as an amendment to the Initial Form 8-K in order to: (i) file copies of the Credit Agreement and the Financing Agreement that include the information related to the FSTech Sale originally omitted from Exhibit 10.1 and Exhibit 10.2, respectively, to the Initial Form 8-K, (ii) file the schedules and exhibits, as amended subsequent to the filing of the Initial Form 8-K, to each of the Credit Agreement and the Financing Agreement that were originally omitted from Exhibit 10.1 and Exhibit 10.2, respectively, to the Initial Form 8-K, (iii) amend and restate in its entirety Item 1.01(E) of the Initial Form 8-K in order to remove certain references to such initially omitted schedules and exhibits, and (iv) amend and restate the Exhibit Index to indicate that certain portions of Exhibit 10.1 and Exhibit 10.2 have been omitted pursuant to an amended request for confidential treatment filed with the Commission. No other changes have been made to the Initial Form 8-K. As set forth in Item 1.01(E), certain portions of the Credit Agreement and the Financing Agreement, including certain portions of the exhibits and schedules, attached as Exhibit 10.1 and Exhibit 10.2 to this Form 8-K/A continue to be omitted pursuant to the amended Confidential Treatment Request dated September 21, 2012 and filed with the Commission.

Item 1.01	Execution of a Material Definitive Agreement

E. Exhibits: Qualification and Confidentiality

The descriptions of the Credit Agreement, the Financing Agreement and the Intercreditor Agreement set forth above are qualified in their entirety by reference to the actual terms of each of such agreement, which are attached hereto as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, and are incorporated herein by reference. Certain portions of the Credit Agreement and the Financing Agreement have been omitted from the descriptions contained in this Current Report on Form 8-K and certain portions of the versions of these agreements attached as Exhibit 10.1 and Exhibit 10.2 have also been omitted pursuant to an amended Confidential Treatment Request dated September 21, 2012 that the Company filed with the Commission.

The press release issued by the Company on February 22, 2012 in connection with these matters is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1†	Amended and Restated By-laws of the Company, as amended to date

10.1*	Credit Agreement, dated as of February 22, 2012, by and among the Company, the lenders identified on the signature pages thereof, General Electric Capital Corporation, as a co-collateral agent and Wells Fargo Capital Finance, LLC, as administrative agent and a co-collateral agent

10.2*	Financing Agreement, dated as of February 22, 2012, by and among the Company, certain Subsidiaries of the Company, as Guarantors, the Lenders from time to time party thereto, and TPG Specialty Lending, Inc., as administrative agent, collateral agent and sole lead arranger

10.3†	Intercreditor Agreement, dated as of February 22, 2012, among Wells Fargo Capital Finance, LLC, as the ABL Agent, and TPG Specialty Lending, Inc., as the Term Agent

99.1†	Press Release dated February 22, 2012

†	Previously filed.
*	Certain provisions of this exhibit have been omitted pursuant to an amended Confidential Treatment Request filed with the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Date: September 21, 2012	By:	/s/ William G. Barker, III
William G. Barker, III
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1†	Amended and Restated By-laws of the Company, as amended to date

10.1*	Credit Agreement, dated as of February 22, 2012, by and among the Company, the lenders identified on the signature pages thereof, General Electric Capital Corporation, as a co-collateral agent and Wells Fargo Capital Finance, LLC, as administrative agent and a co-collateral agent

10.2*	Financing Agreement, dated as of February 22, 2012, by and among the Company, certain Subsidiaries of the Company, as Guarantors, the Lenders from time to time party thereto, and TPG Specialty Lending, Inc., as administrative agent, collateral agent and sole lead arranger

10.3†	Intercreditor Agreement, dated as of February 22, 2012, among Wells Fargo Capital Finance, LLC, as the ABL Agent, and TPG Specialty Lending, Inc., as the Term Agent

99.1†	Press Release dated February 22, 2012

†	Previously filed.
*	Certain provisions of this exhibit have been omitted pursuant to an amended Confidential Treatment Request filed with the Commission.